Exhibit 10.1

              AMENDMENT NO. 1 TO WORKING CAPITAL FUNDING AGREEMENT



      This AMENDMENT NO. 1 TO WORKING CAPITAL FUNDING AGREEMENT, dated as of July 1, 2001 ("AMENDMENT NO. 1"), is entered into by and between Ophthalmic Imaging Systems, a California corporation ("OIS"), and MediVision Medical Imaging Ltd., and Israeli corporation ("MEDIVISION").


                              W I T N E S S E T H:

      WHEREAS, OIS and MediVision are parties to that certain Working Capital Funding Agreement, dated as of July 13, 2000 (the "AGREEMENT"), whereby, among other things, MediVision agreed to make loans to OIS for working capital purposes in the principal amount of up to $1,500,000 (the "MAXIMUM PRINCIPAL AMOUNT"), which borrowings are convertible, at MediVision's option, into shares of OIS common stock pursuant to the terms and conditions contained in the Agreement (all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement);

      WHEREAS, OIS has executed and delivered to MediVision the Working Capital Note evidencing the foregoing;

      WHEREAS, the parties hereto desire to amend the Agreement and the Working Capital Note in accordance with the terms and conditions set forth herein, which the parties hereto acknowledge and agree is for their mutual benefit and understanding.

      NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. AMENDMENT. The Agreement is hereby amended to provide that the Maximum Principal Amount is hereby increased by One Million Dollars ($1,000,000) (the "ADDITIONAL AMOUNT") from One Million Five Hundred Thousand Dollars ($1,500,000) to Two Million Five Hundred Thousand Dollars ($2,500,000), with loans for all or part of the Additional Amount to be convertible, at MediVision's option, into shares of OIS common stock on the same terms as set forth in the Agreement; provided, however, that (a) the conversion price per share applicable to loans for all or part of the Additional Amount shall be $0.185, (b) any and all advances of the Additional Amount shall be at the sole and absolute discretion of MediVision, and (c) any portion of the Additional Amount which has been advanced by MediVision but which has not been repaid by OIS shall be due and payable within thirty (30) days of notice of such by MediVision to OIS, the giving of which notice shall be in the sole and absolute discretion of MediVision.

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      2. RATIFICATION. Except as expressly modified by this Amendment No. 1, the
Agreement and all of its terms, covenants, and provisions is in all respects, ratified, confirmed and approved. This Amendment No. 1 shall become effective on the date hereof.

      3. COUNTERPARTS. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed to be and constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Working Capital Funding Agreement as of the date first above written.

OPHTHALMIC IMAGING SYSTEMS

By:    /s/ Gil Allon
       -----------------------------------------------

Name:  Gil Allon
       -----------------------------------------------

Title: Chief Executive Officer
       -----------------------------------------------


Address:      221 Lathrop Way, Suite I
              Sacramento, CA  95815
              Attention:  President
              Facsimile No.  (916) 646-0207
              Telephone No.  (916) 646-2020


MEDIVISION MEDICAL IMAGING LTD.

By:    /s/ Noam Allon
       -----------------------------------------------

Name:  Noam Allon
       -----------------------------------------------

Title: President, Chief Executive Officer
       -----------------------------------------------

Address: P.O. Box 45
              Industrial Park
              Yokneam Elit
              20692 Israel






    [SIGNATURE PAGE TO AMENDMENT NO. 1 TO WORKING CAPITAL FUNDING AGREEMENT]


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